Exhibit 10.45


                  SCHIMATIC CASH TRANSACTIONS NETWORK.COM, INC.

                 Deferred Payment/Payroll Stock Option Agreement


THIS AGREEMENT (this "Agreement") is made as of ______________, 2002, by and between

         Schimatic Cash Transactions Network.com, Inc., a Utah corporation (hereinafter referred to as the "Company"),

         and

         _____________________, an individual resident of the State of
         ____________ (hereinafter referred to as (the "Optionee").

                                    Recitals:

         A. The Optionee is or was previously employed by the Company or an affiliate thereof or is or was an independent contractor providing services to the Company or an affiliate and is owed accrued income and/or expenses in respect of services rendered to the Company or an affiliate.

         B. As a condition to the closing of a transaction between the Company and CEO America, Inc., all accrued but unpaid amounts owed by the Company or an affiliate to current and former employees and independent contractors for remuneration for services must be deferred pursuant to an agreement substantially similar to this Agreement.

         C. It is the parties' desire to enter into this Agreement to reflect the current agreement of the parties in regard to the terms and conditions set forth herein.

                                    Agreement

         NOW THEREFORE in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                 Interpretation

         1.1 Definitions. In this Agreement and the recitals hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

                  (a) "Common Shares" means shares of common stock of the Company, par value $0.001 per share.

                  (b) "Election Exercise" means a notice delivered by the Optionee to the Company setting forth the Optionee's election as to the method of payment in response to an Election Notice.

                  (c) "Election Notice" means a notice delivered by the Company to the Optionee stating that the Optionee may elect to receive all or a portion of the Outstanding Remuneration in the methods described herein.

                  (d) "Option" means an option to purchase Common Shares granted to the Optionee under Section 3.2, on the terms set forth in Article 4, to be evidenced by an Option Certificate in the form attached hereto as Exhibit B.

                  (e) "Option Price" means the price per Optioned Share payable by the Optionee under an Option, as set forth on Exhibit A attached hereto and incorporated herein by reference.

                  (f) "Optioned Shares" means the maximum number of Common Shares which an Optionee may purchase pursuant to this Agreement as set forth on Exhibit A attached hereto and incorporated herein by reference.

                  (g) "Outstanding Remuneration" means the amount owing to an employee of the Company or an affiliate of the Company for outstanding salary and expense reports, or the amount owing to an independent contractor for services rendered plus any disbursements incurred by said contractor on behalf of the Company, as set forth on Exhibit A attached hereto and incorporated herein by reference.

         1.2 Sections and Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

         1.3 Time Periods. When calculating the period of time within which or following which any act is to be done or stopped pursuant to this Agreement, the date, which is the reference date in calculating such period, shall be excluded.

         1.4 Extended Meanings. Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

         1.5 US Dollars. Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in US dollars.

                                    ARTICLE 2
                       Release of Outstanding Remuneration

         2.1 Release of Obligation. The Optionee hereby agrees that all compensation, other income and other payables owing or accrued or to be paid to the Optionee by the Company or an affiliate, whether or not accrued on the payor's records, and all other amounts payable by the Company or an affiliate to the Optionee, which aggregate amount the Optionee represents is equal to the Outstanding Remuneration, are hereby forgiven and released by Optionee.

                                    ARTICLE 3
                                Optionee's Rights

         3.1 Payments by Company. In consideration of the forgiveness of the amounts owed to the Optionee, including all pay due through July 31, 2002, the Optionee has the right to receive from the Company, subject to any use of proceeds obligations, upon the terms and conditions of this Agreement, an amount equal to the Outstanding Remuneration in cash, Common Shares, and/or Options. The Optionee may elect to take all Outstanding Renumeration in Options as described below, for the full amount.

                              Otherwise:

         3.2 Election Notice. The Company shall give to the Optionee an Election Notice as follows:

                  (a) Upon receipt by the Company of third-party equity funds in the gross amount of at least $1 million, the Company shall give an Election Notice to the Optionee setting forth the Optionee's right to elect any one of the following:

                           (1) Receive cash in an amount equal to 10% of the
                  Outstanding Remuneration; or

                           (2) Receive that number of Common Shares equal to 10%
                  multiplied by the quotient determined by dividing the Outstanding Remuneration by seventy percent (70%) of the fair market value of the Common Shares, as determined below: or

                           (3) Receive Options to purchase up to 10% of the
                  total Optioned Shares: or

                           (4) A combination of the above (1), (2) and (3)
                  totaling 10% of the Outstanding Remuneration (valuing each share of Common Stock at 70% of the fair market value thereof and each Option at $0.10 per Optioned Share).

                  (b) Upon receipt by the Company of third-party equity funds in the gross amount of at least $1 million in excess of the amounts referenced in (a) above, the Company shall give an Election Notice to the Optionee setting forth the Optionee's right to elect any one of the following:

                           (1) Receive cash in an amount equal to 15% of the
                  Outstanding Remuneration; or

                           (2) Receive that number of Common Shares equal to 15%
                  multiplied by the quotient determined by dividing the Outstanding Remuneration by seventy percent (70%) of the fair market value of the Common Shares, as determined below; or

                           (3) Receive Options to purchase up to 15% of the
                  total Optioned Shares; or

                           (4) A combination of the above (1), (2) and (3)
                  totaling 15% of the Outstanding Remuneration (valuing each share of Common Stock at 70% of the fair market value thereof and each Option at $0.10 per Optioned Share).

                  (c) Upon receipt by the Company of third-party equity funds in the gross amount of at least $1 million in excess of the amounts referenced in (a) and (b) above, the Company shall give an Election Notice to the Optionee setting forth the Optionee's right to elect any one of the following:

                           (1) Receive cash in an amount equal to 20% of the
                  Outstanding Remuneration; or

                           (2) Receive that number of Common Shares equal to 20%
                  multiplied by the quotient determined by dividing the Outstanding Remuneration by seventy percent (70%) of the fair market value of the Common Shares, as determined below; or

                           (3) Receive Options to purchase up to 20% of the
                  total Optioned Shares; or

                           (4) A combination of the above (1), (2) and (3)
                  totaling 20% of the Outstanding Remuneration (valuing each share of Common Stock at 70% of the fair market value thereof and each Option at $0.10 per Optioned Share).

                  (d) Upon receipt by the Company of third-party equity funds in the gross amount of at least $1 million in excess of the amounts referenced in (a), (b) and (c) above, the Company shall give an Election Notice to the Optionee setting forth the Optionee's right to elect any one of the following:

                           (1) Receive cash in an amount equal to 25% of the
                  Outstanding Remuneration; or

                           (2) Receive that number of Common Shares equal to 25%
                  multiplied by the quotient determined by dividing the Outstanding Remuneration by seventy percent (70%) of the fair market value of the Common Shares, as determined below; or

                           (3) Receive Options to purchase up to 25% of the
                  total Optioned Shares; or

                           (4) A combination of the above (1), (2) and (3)
                  totaling 25% of the Outstanding Remuneration (valuing each share of Common Stock at 70% of the fair market value thereof and each Option at $0.10 per Optioned Share).

                  (e) Upon receipt by the Company of third-party equity funds in the gross amount of at least $1 million in excess of the amounts referenced in (a), (b), (c) and (d) above, the Company shall give an Election Notice to the Optionee setting forth the Optionee's right to elect any one of the following:

                           (1) Receive cash in an amount equal to 30% of the
                  Outstanding Remuneration; or

                           (2) Receive that number of Common Shares equal to 30%
                  multiplied by the quotient determined by dividing the Outstanding Remuneration by seventy percent (70%) of the fair market value of the Common Shares, as determined below; or

                           (3) Receive Options to purchase up to 30% of the
                  total Optioned Shares or

                           (4) A combination of the above (1), (2) and (3)
                  totaling 30% of the Outstanding Remuneration (valuing each share of Common Stock at 70% of the fair market value thereof and each Option at $0.10 per Optioned Share).

Each Election Notice shall contain an Election Exercise in the form attached hereto as Exhibit C. If the Company shall not have received from the Optionee a completed Election Exercise on or before the date that is ten (10) days after the date of the Election Notice, the Optionee shall be deemed to have elected in each such case to receive Options to purchase Common Shares. In addition, each payment of cash and/or delivery of stock or options shall be net of any federal and state taxes required under applicable laws to be withheld therefrom.

         3.3 Fair Market Value. For purposes of this Article III, fair market value of the Common Shares shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of the Election Notice, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the trading day last preceding the date of the Election Notice.

         3.4 Determination of Number of Optioned Shares. The parties hereto acknowledge that the number of Optioned Shares is based on the Outstanding Remuneration at a rate of ten cents ($0.10) per Optioned Share.

         3.5 Valuation of the Company. The parties hereto acknowledge that the agreed value of the business of the Company used for purposes of determining the terms of the Option has been determined for purposes of this Agreement only and that the value of the Company, as a public company, will vary from time to time and the number of Optioned Shares may effect this valuation either way.

         3.6 Delivery to Optionee. As soon as practicable after receipt by the Company of the Election Exercise, the Company shall deliver to the Optionee, based on the Election Exercise, a check for the amount of cash, a certificate or certificates representing Common Shares, or an Option Certificate evidencing an Option in the form of Exhibit B attached hereto, as the case may be.

                                    ARTICLE 4
                                     Options

         4.1 Exercise Price. For each Option, the exercise price shall be the Option Price set forth on Exhibit A for each share of Common Stock purchased.

         4.2 No Rights as Shareholder. The Optionee shall not have any rights as a shareholder with respect to any Common Shares subject to an Option granted to such Optionee prior to the date of exercise of such Option by such Optionee and receipt by the Company of full payment of the purchase price therefor.

         4.3 Term of Option. Each Option shall be immediately exercisable as to all of the Common Shares subject to the Option. Subject to the other provisions of this Agreement, the Option may be exercised, in whole or in part, at any time prior to the second anniversary date of the Election Notice with respect to which such Option was granted, at which time the Option will expire.

         4.4 Persons Entitled to Exercise. During Optionee's lifetime, the Option can only be exercised by Optionee, and neither the Option nor any right thereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither the Option nor any right thereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of the Option or any right thereunder or in the event of any levy, attachment, execution, or similar process, the Option and all rights granted thereunder shall be immediately null and void.

         4.5 Method of Exercise. The Option may be exercised, in accordance with all of the terms and conditions set forth in this Agreement, by delivery of the Option Certificate evidencing such Option, together with a notice of exercise, a form of which is attached as Exhibit "A" to the Option Certificate and incorporated herein by this reference, indicating the number of shares which the Optionee then elects to purchase and payment made by a personal check, certified check or official bank check payable to the order of the Company in the amount of the full Option Price for each Common Share being purchased. If the Option is not exercised with respect to all Common Shares subject hereto, Optionee shall be entitled to receive a similar Option Certificate of like tenor covering the number of Common Shares with respect to which the Option shall not have been exercised.

         4.6 Delivery of Shares. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price of all the Common Shares with respect to which the Option has been exercised, a certificate or certificates representing such Common Shares having been paid for shall be issued in the name of the Optionee, or, if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. To the extent required by the terms of this Agreement, all Common Shares shall be issued only upon receipt by the Company of the Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof.

         4.7 No Right to Information. The Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to the Optionee any material information regarding the business of the Company or affecting the value of the Option or Common Shares before or at the time of termination of the employment or other relationship of the Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         4.8 Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                  (a) The Company may require the Optionee to deliver to the Company at the time of exercise of the Option an amount of cash equal to such withholding obligation.

                  (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by the Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow the Optionee an opportunity to sell Common Shares issuable on the exercise of the Option. In the event of such deferral, the Optionee hereby grants to the Company a continuing security interest in such Common Shares and all proceeds thereof and appoints the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                  (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Shares, or other property as the Company may determine) of the withholding obligation.

In all events, delivery of Common Shares issuable on exercise of the Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of the Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of the Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

                                    ARTICLE 5
                    Representations, Warranties and Covenants

         5.1 Corporate Action of Company. The Company hereby represents and warrants that at the time of the issuance by the Company of the Election Notice all necessary corporate action will have been taken to permit the Common Shares to which the Optionee may be entitled to receive to be validly issued to the Optionee and recorded on the books of the Company in the name of the Optionee or his/her nominee upon election to receive such Common Shares or upon exercise of the Option in whole or in part in accordance with the terms and conditions of this Agreement.

         5.2 Availability of Common Shares. The Company will at all times prior to the expiration of any outstanding Options reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of this Agreement.

         5.3 Acknowledgments by the Optionee. The Optionee has agreed to the terms and conditions set forth in this Agreement because of his or her own personal, business, and financial requirements. In so doing, the Optionee specifically and voluntarily acknowledges that he or she has no claim for any wages, compensation, incentives, benefits, or other concomitants of his relationship with the Company beyond those released in this Agreement. This Agreement does not affect the rights that are included with compensation earned in the future, if any. There is no continuing employment relationship with the Company unless set forth in a separate written employment agreement.

         5.4 The Optionee Release. In consideration of the rights granted to the Optionee pursuant to the terms and conditions of this Agreement, the Optionee does fully and irrevocably acquit and forever discharge and release the Company, its officers, directors, stockholders, agents, employees, representatives and guarantors, from and against any and all claims, demands, debts, contracts, actions, or causes of action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, and in whatever legal theory or form, at law or in equity, which the Optionee may have accrued, arising from, out of, or in any way connected with all prior negotiations, courses of dealing, representations, expectations, agreements, arrangements, or transactions between him or her and the Company, including any act or failure to act or statement or omission by the Company.

         5.5 Company Release. In consideration of the forgiveness of the Optionee's accrued income and other payables described in the premises and paragraph 2.1 herein and the terms and conditions of this Agreement, the Company does fully and irrevocably acquit and forever discharge and release the Optionee from and against any and all claims, demands, debts, contracts, actions, or causes of action of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, and in whatever legal theory or form, at law or in equity, which the Company may now have or may hereafter accrue, arising from, out of, or in any way connected with all prior negotiations, courses of dealing, representations, expectations, agreements, arrangements, or transactions with the Optionee, including any act or failure to act or statement or omission by the Optionee.

         5.6 Mutual Covenant Not to Sue. The parties hereby covenant and agree that they will not at any time, directly or indirectly, initiate, maintain, or prosecute, or in any way knowingly aid in the initiation, maintenance, or prosecution of, any claim that in any way relates to the scope of this Agreement against the other.

                                    ARTICLE 6
                                     General

         6.1 Restriction on Transfer. The Common Shares and any Option that the Optionee may receive pursuant to this Agreement and Common Shares issuable upon the exercise of any such Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. The Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Shares in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and the Option and any other certificate or agreement representing the Securities is subject to the following legend:

         THE SECURITIES REPRESENTED BY THIS OPTION, AGREEMENT, OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

         6.2 Registration. The Company shall have no obligation to register the Common Shares issuable on election by the Optionee to receive Common Shares or upon the exercise of an Option. If no registration statement is effective on the date of such election or exercise, the Common Shares will not be issued unless and until there is available to the Company evidence, including representations from the Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Shares.

         6.3 Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Shares under any state or federal law, the Optionee shall not be entitled to receive Common Shares pursuant to any Election Exercise or exercise of any Option, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

         6.4 Adjustments in Event of Change in Common Shares. In the event of any change in the issued Common Shares by reason of any stock dividend (other than dividends in the ordinary course), recapitalization, reorganization, merger, consolidation, split, combination or exchange of shares, or any similar change affecting the issued Common Shares, the number and kind of shares which after such change may be optioned and sold under this Agreement, the number and kind of shares subject to outstanding Options and/or the Option Price per share of Optioned Shares shall be appropriately adjusted consistent with such change in such manner, as the Board deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Optionee.

         6.5 No Right of Employment; Termination on Breach. Neither this Agreement nor any Option shall confer upon any Optionee any right with respect to continuance of employment with or continuance as a director or officer of the Company or its subsidiaries, or interfere in any way with the right of the Company or its subsidiaries to terminate any Optionee's employment arrangement at any time in accordance with applicable law. Subject to the provisions in this paragraph and to any express resolution passed by the Board with respect to an Option, this Agreement and all rights to acquire Common Shares pursuant hereto, shall expire and terminate immediately upon a material breach of the obligations of the Optionee pursuant to this Agreement or any other agreement or obligation with the Company, its subsidiaries or any affiliate.

         6.6 Proceeds From Sales Of Shares. Any cash proceeds from the issuance of Common Shares upon exercise of the Options shall be added to the general funds of the Company and shall thereafter be used from time to time for such corporate purposes as the Board may determine.

         6.7 Amendments and Waivers. No modifications, variation, amendment or termination by mutual consent of this Agreement and no waiver of the performance of any of the responsibilities of any of the parties hereto shall be effected unless such action is taken in writing and is signed by all parties. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

         6.8 Severability. Each of the covenants, provisions, Articles, Sections, subsections and other subdivisions hereof is severable from every other covenant, provisions, Article, Section, subsection and the invalidity or unenforceability of anyone or more covenants, provisions, Articles, Sections, subsections or subdivisions of this Agreement shall not affect the validity or enforceability of the remaining covenants, provisions, Articles, Sections, subsections and subdivisions hereof.

         6.9 Time of Essence. Time shall be of the essence in this Agreement.

         6.10 Survival. The representations, warranties, covenants, acknowledgements, and agreements of the respective parties set forth herein shall survive the Optionee's forgiveness of the Company's debt to him or her, the Company's delivery of cash, Common Shares and/or Options to the Optionee, and the execution of this Agreement.

         6.11 Costs of Suit. In the event a party commences a legal proceeding to enforce any of the terms of this Agreement, the prevailing party in such action shall have the right to recover reasonable attorneys' fees and costs from the other party to be fixed by the court in the same action.

         6.12 Notice. Any notice or other written communication required or permitted hereunder shall be in writing and (a) delivered personally to the party or, if the party is a corporation, an officer of the party to whom it is directed; (b) sent by registered mail, postage prepaid, return receipt requested (provided that such notice or other written communication shall not be forwarded by mail if on the date of mailing the party sending such communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, including the existence of an actual or imminent postal service disruption in the city from which such communication is to be mailed or in which the address of the recipient is found); or (c) sent by facsimile or telex with all necessary charges fully prepaid, confirmation of delivery requested. All such notices shall be addressed to the party to whom it is directed at the following addresses:

         The Optionee:     At the address or facsimile number set forth on
                           Exhibit A attached hereto

         The Company:      Schimatic Cash Transactions Network.com, Inc.
                           18662 MacArthur Blvd.
                           Irvine, CA 92612
                           Facsimile (949) 798-3837

Any party may at any time change its address hereunder by giving notice of such change of address to the other party or parties in the manner specified in this section. Any such notice or other written communication shall, if mailed or given by telegram, be effective on the day it is first attempted to be delivered to such party at such address (whether or not such delivery takes place), and if given by personal delivery or facsimile, shall be effective on the day of actual delivery or transmission.

         6.13 Entire Agreement. This Agreement constitutes and contains the entire and only agreement among the parties relating to the matters described herein and supersedes and cancels any and all previous agreements and understandings between all or any of the parties relative hereto. Any and all prior and contemporaneous negotiations, memoranda of understanding or position, and preliminary drafts and prior versions of this Agreement, whether signed or unsigned, between the parties leading up to the execution hereof shall not be used by any party to construe the terms or affect the validity of this Agreement. There are no representations, inducements, promises, understandings, conditions or warranties express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

         6.14 Application of Agreement. This Agreement shall be binding upon and ensure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns. Except as hereinafter provided, neither of the parties hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party hereto.

         6.15 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its governing principals on conflicts of law and the laws of the United States applicable therein.

         6.16 Execution. This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties have executed this agreement.

                                   The Company:

                                   Schimatic Cash Transactions Network.com, Inc.


                                   By ____________________________________
                                     Name:
                                     Title:


                                  The Optionee:

                                    EXHIBIT A

      Attached to and made a part of that certain Deferred Payment/Payroll
                             Stock Option Agreement



         Name of Optionee:

         Address of Optionee

                                               Facsimile (      )

         Outstanding Remuneration:             $           Through July 31, 2002

         Option Price:                         $0.10       per Optioned Share

         Maximum number of Optioned
         Shares that may be granted to
         Optionee*:



* The actual number of shares that may be purchased will be reduced if the Optionee elects to receive payments of cash or Common Shares upon the receipt of an Election Notice.

                                    EXHIBIT B
                           Form of Option Certificate

              Attached to and made a part of that certain Deferred
                     Payment/Payroll Stock Option Agreement

                  SCHIMATIC CASH TRANSACTIONS NETWORK.COM, INC.

                            Stock Option Certificate

--------------------------------------------------------------------------------
       It is important that you retain this document. This original Stock
       Option Certificate must be delivered to the Company on exercise or transfer of the option.
--------------------------------------------------------------------------------

         THIS STOCK OPTION CERTIFICATE evidences the grant of non-qualified stock options (the "Option") granted this ______ day of __________, 20____, by Schimatic Cash Transactions Network.com, Inc., a Florida corporation (the "Company"), pursuant to a resolution of the board of directors of the Company dated June ____, 2002, to _____________________ ("Optionee").

         1. Certain Information and Defined Terms. The following information and defined terms are made part of the Option:

         Options Granted:           ___________________ (__________)

         Option Price:              $0.10

         Vesting Schedule: 100% on grant

         Expiration Date:           second anniversary of the date of the
                                    Election Notice pursuant to which this
                                    Option was granted

         2. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate number of shares of common stock of the Company, par value $0.001 per share (the "Common Shares"), equal to the Options Granted set forth above on the terms and conditions hereinafter set forth and subject to the provisions of that certain Deferred Payment/Payroll Stock Option Agreement (the "Agreement") between the Company and Optionee.

         3. Exercise Price. The exercise price of this Option shall be the Option Price set forth above for each Common Share purchased.

         4. Term of Option. This Option shall be exercisable in accordance with the Vesting Schedule set forth above. Subject to the other provisions of this Option and the Agreement, this Option may be exercised, in whole or in part, at any time prior to the Expiration Date set forth above, at which time this option will expire.

         EXECUTED as of the date first above written.

                                   Schimatic Cash Transactions Network.com, Inc.



                                   By:________________________________________
                                      Duly Authorized Officer

Agreed and Accepted:


Optionee

                                  Exhibit "A"
                          To Stock Option Certificate



                                Form of Exercise
                   (to be signed only upon exercise of Option)




TO:  Schimatic Cash Transactions Network.com, Inc.


         The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, _________________ shares of Common Stock of Schimatic Cash Transactions Network.com, Inc. Enclosed is payment in the amount of $_________________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of ______________________ and delivered to __________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

         DATED this ____ day of ______________, 20___.



                                                         _______________________
                                                          Signature of Optionee

                                    EXHIBIT C
                            Form of Election Exercise

              Attached to and made a part of that certain Deferred
                     Payment/Payroll Stock Option Agreement



                                ELECTION EXERCISE


To:      Schimatic Cash Transactions Network.com
         ___________________
         ___________________, CA ________


         Pursuant to that Election Notice dated _____________________, the undersigned hereby elects to receive the following:

         [ ]      Cash in the amount of $_________________.

         [ ] ______________ shares of common stock of Schimatic Cash Transactions Network.com, Inc. ("SCTN"), based on seventy percent (70%) of the fair market value of such shares on the date of the Election Notice of $_________ per share.

         [ ] Options to purchase _____________ shares of common stock of SCTN at any time prior to the second anniversary date of the Election Notice, at an exercise price of ten cents ($0.10) per share.

         If the undersigned elects to receive shares of SCTN or options to purchase such shares, the undersigned hereby confirms and acknowledges that the shares or options are being acquired solely for the account of the undersigned and not as a nominee for any other person or entity, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such membership interest except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities or "blue sky" laws, rules or regulations.




Date                                                 ___________________________
                                                     (Signature of Optionee)
                                                     Type or Print Name: